EXHIBIT 99.1

PRESS RELEASE

MedMen REPORTS first quarter FISCAL YEAR 2021 financial results

•	First quarter revenue of $35.6 million, up 31% from the previous quarter

•	Gross margin improved from 40% to 47% sequentially and retail gross margin improved from 49% to 54% sequentially

•	Reduced total SG&A expenses by 21% sequentially and corporate SG&A by 29% sequentially

•	Secured financing commitments of over $20 million during the quarter

•	Named Tracy McCourt, formerly in a senior management role at Zappos, as Chief Revenue Officer

LOS ANGELES — (December 7, 2020) — MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a cannabis retailer with operations across the U.S., today released its consolidated financial results for its first quarter fiscal 2021 ended September 26, 2020. All financial information in this press release is reported in U.S. dollars, unless otherwise indicated.

“This past quarter was a transformational one for the Company as we grew revenue, improved profitability across our retail footprint and strengthened our balance sheet,” said MedMen Interim Chief Executive Officer Tom Lynch. “With the strength of our team and support of our capital partners, we are ahead of schedule with respect to our turnaround plan. As we get closer to achieving company-wide profitability, we remain committed to growing the MedMen brand and maintaining our position as the leading cannabis retailer in the U.S.”

First Quarter Financial Highlights:

•	Revenue [1]: Net revenue across MedMen's operations in California, Nevada, New York, Illinois and Florida was $35.6 million for the first quarter, up 31% sequentially.

•	Gross Margin [2]: Company-wide gross margin rate was 47% in the first quarter compared to 40% in the previous quarter. Retail gross margin rate was 54% in the first quarter compared to 51% in the previous quarter.

•	SG&A Expenses: General and administrative expenses of $31.9 million in the first quarter, a 21% decrease from the previous quarter and 47% decrease from the same period last year

•	Corporate SG&A [2]: Corporate SG&A totaled $10.3 million in the first quarter, a 29% decrease from the previous quarter and 66% decrease from the same period last year, representing approximately $80 million in annualized cost savings compared to last year.

•	Net Loss from Continuing Operations: Net loss from continuing operations was $30.2 million compared to a net loss of $83.4 in the same period last year.

•	Adjusted EBITDA [2]: Adjusted EBITDA from continuing operations was a loss of $11.7 million for the first quarter compared to a loss of $23.3 million in the previous quarter

•	Retail Adjusted EBITDA [2]: Retail adjusted EBITDA margin was 19% for the first quarter compared to 1% in the previous quarter

(1)    During the quarter, the Company executed definitive agreements to sell its retail store in Evanston, Illinois. As a result, the Company recognized a partial quarter of revenue. On October 15, 2020, the Company pre-announced $37.4 million of first quarter revenue, which included a full quarter of Evanston revenue.

(2)    Retail gross margin, corporate SG&A, adjusted EBITDA and retail adjusted EBITDA margin are non-GAAP financial measures as described below

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Balance Sheet:

As of September 26, 2020, the Company had total assets of $534.2 million, including cash and cash equivalents of $10.3 million.

During the first quarter, the Company announced a total of $20.0 million in financing commitments. On November 2, 2020, the financing commitments were upsized to $25.7 million. On July 3, 2020, the Company also announced it received $10.0 million of proceeds through the sale of its Evanston retail store.

Capital Markets and Financing:

•	Lender and Landlord Support Agreement: On July 3, 2020, the Company announced the execution of definitive agreements with certain lenders, including Gotham Green Partners, Stable Road Capital and affiliates, and the Company’s most significant landlord, Treehouse Real Estate Investment Trust. In aggregate, the Company deferred approximately $32 million in cash commitments during fiscal 2021 as a result of the agreements.

•	Senior Secured Convertible Financing: During the first quarter, the Company closed on $5.0 million in additional gross proceeds under its senior secured convertible debt facility led by funds affiliated with Gotham Green Partners.

•	Senior Secured Term Loan: During the first quarter, the Company closed on $3.0 million in additional gross proceeds under its senior secured term loan with funds managed by Stable Road Capital and its affiliates.

•	Unsecured Convertible Facility: During the first quarter, the Company entered into a $10.0 million unsecured convertible debenture facility with certain institutional investors.

•	Sale of Evanston Retail Store: On July 1, 2020, the Company executed definitive agreements to sell its Evanston retail store for total consideration of $20.0 million. During the first quarter, the Company received $10.0 million of the total consideration.

Operations by Market:

•	California: California retail revenue across 11 store locations totaled $20.7 million for the first quarter, a 34% increase from the previous quarter.

•	Nevada: The Company’s three locations in Nevada, which were temporarily closed in the previous quarter, were open for the entire first quarter, leading to a 192% sequential increase in revenue.

•	Florida: On July 30, 2020, the Company opened its Coral Shores store, its fourth retail location in the state. The Company expects to have eight stores open in the state by the end of calendar 2021.

•	Illinois: The Company’s flagship store in Oak Park was the highest revenue store in the Company’s national portfolio. The Company is evaluating sites for a second location in the state.

•	Massachusetts: The Company expects to open two stores in Massachusetts during fiscal 2021. The Company was granted a provisional adult-used license for both of its proposed flagship retail locations near Fenway Park and Newton.

•	New York: The Company operates four medical dispensaries in the state, with a flagship location on Fifth Avenue near Bryant Park.

Management and Directors:

•	On August 4, 2020, the Company announced the appointment of Al Harrington to its Board of Directors. Mr. Harrington is the founder of Viola, Inc., a premium cannabis company, and the founder of Harrington Wellness, a manufacturing company of non-psychoactive cannabinoid products. Prior to his entry into the cannabis industry, Mr. Harrington was a professional basketball player for 16 seasons in the NBA.

•	On November 11, 2020, the Company announced the election of Tom Lynch to its Board of Directors. Mr. Lynch is currently serving as Interim Chief Executive Officer of the Company.

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Subsequent Events:

•	Chief Revenue Officer: On December 3, 2020, the Company named Tracy McCourt to the new role of Chief Revenue Officer to lead the omni-channel marketing strategy as well as the Company’s buying, merchandising and business intelligence efforts. A leader and pioneer in customer experience management for over 20 years, McCourt has developed in-store and online sales, product and marketing strategies for leading brands including Skechers, Guess, Murad, Frederick’s of Hollywood, and most recently Zappos.com.

•	Financing Commitment: On November 2, 2020, the Company announced the financing commitment previously announced on September 16, 2020, was increased from $20.7 million to $25.7 million as a result of an upsizing of the senior secured term loan led by Stable Road Capital.

•	Annual General Meeting: The Company announced the results of its annual meeting held on November 10, 2020. The Company’s shareholders voted in favor of the following: (1) setting the number of Board of Directors of the Company at seven, subject to permitted increases, (2) electing Benjamin Rose, Niki Christoff, Mel Elias, Al Harrington, Tom Lynch, Errol Schweizer and Cameron Smith as Directors, and (3) re-appointing MNP LLC as the auditors of the Company for the ensuing year

Non-GAAP Financial Information:

This press release includes certain non-GAAP financial measures as defined by the SEC. Management believes that these non-GAAP financial measures assess the Company’s ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. These non-GAAP financial measures exclude certain material non-cash items and certain other adjustments the Company believes are not reflective of its ongoing operations and performance   Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision-making, for planning and forecasting purposes and to evaluate the Company’s financial performance.  Management believes that these non-GAAP financial measures enhance investors’ understanding of the Company’s financial and operating performance from period to period.  enable investors to evaluate the Company’s operating results and future prospects in the same manner as management  Reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are included in the financial schedules attached to this press release. This information should be considered as supplemental in nature and not as a substitute for, or superior to, any measure of performance prepared in accordance with GAAP.

Definitions:

Retail Gross Margin Rate: Retail Gross Margin (Non-GAAP) divided by Retail Revenue (Non-GAAP). Retail Gross Margin Rate (Non-GAAP) is reconciled to consolidated gross margin rate as follows: consolidated revenue less non-retail revenue reduced by consolidated cost of goods sold less non-retail cost of goods sold, divided by consolidated revenue less non-retail revenue. Retail Revenue is consolidated revenue less non-retail revenue, such as cultivation and manufacturing revenue. These non-GAAP measures provide a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations.

EBITDA from Continuing Operations: Net Loss from Continuing Operations (GAAP) adjusted for interest and financing costs, income taxes, depreciation, and amortization. This non-GAAP measure represents the Company’s current operating profitability and ability to generate cash flow.

Retail Adjusted EBITDA: Retail EBITDA Margin (Non-GAAP) less local cannabis and excise taxes, distribution expenses, and inventory adjustments. This non-GAAP measure provides a standalone basis of the Company’s performance as a cannabis retailer in the U.S. considering the Company’s long-term viability is correlated with cash flows provided by or used in retail operations.

Adjusted EBITDA from Continuing Operations: EBITDA from Continuing Operations (Non-GAAP) adjusted for transaction costs, restructuring costs, share-based compensation, and other non-cash operating costs, such as changes in fair value of derivative liabilities and unrealized changes in fair value of investments. This non-GAAP measure represents the Company’s current operating profitability and ability to generate cash flow excluding non-recurring, irregular or one-time expenditures in order improve comparability.

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Corporate SG&A: Selling, general and administrative expenses related to the Company’s corporate functions. This non-GAAP measure represents scalable expenditures that are not directly correlated with the Company’s retail operations.

Webcast Information:

A live audio webcast of the call will be available on the Events and Presentations section of MedMen’s website at: https://investors.medmen.com/events-and-presentations/default.aspx and will be archived for replay.

Calling Information:

Toll Free Dial-In Number: (844) 559-7829

International Dial-In Number: (647) 689-5387

Conference ID: 7547827

ABOUT MEDMEN:

MedMen is a cannabis retailer with flagship locations in California, Nevada, Illinois, Florida, and New York. MedMen offers a robust selection of high-quality products, including MedMen-owned brands [statemade], LuxLyte, and MedMen Red through its premium retail stores, proprietary delivery service, as well as curbside and in-store pick up. MedMen Buds, the Company’s loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier and happier. Learn more about MedMen and The MedMen Foundation at www.medmen.com.

Cautionary Note Regarding Forward-Looking Information and Statements

This press release contains certain “forward-looking information” within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only MedMen’s beliefs and assumptions regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of MedMen’s control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “target of”, “objectives”, “plans”, “expects” or “does not expect”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein may include, but are not limited to, expectations regarding the timing and results of the Company’s focus on retail operations, divestiture of its Evanston retail store, continued cost cutting efforts, emphasis on four-wall economics, and other considerations that could impact achieving positive Adjusted EBITDA or company-wide profitability.

This forward-looking information is based on certain assumptions made by management and other factors used by management in developing such information.

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Although MedMen believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. Risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information and statements include, among others: uncertain and changing U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks and uncertainties related to the recent outbreak of COVID-19 and the impact it may have on the global economy and retail sector, particularly the cannabis retail sector in the states in which the Company operates and on regulation of the Company’s activities in the states in which it operates, particularly if there is any resurgence of the pandemic in the future, the ability to raise sufficient capital to advance the business of the Company and to fund planned operating and capital expenditures and acquisitions; achieving the anticipated results of the Company’s strategic plans; dependence in large part on the ability to obtain or renew government permits and licenses for its current and contemplated operations; the Company’s limited operating history; inability to effectively manage growth; and increasing competition in the industry. The forward-looking information and forward-looking statements contained in this press release are made as of the date of this press release, and MedMen does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to MedMen or persons acting on its behalf are expressly qualified in its entirety by this notice.

MEDMEN ENTERPRISES INC.
UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 26, 2020 AND JUNE 27, 2020
(Amounts Expressed in United States Dollars)

	September 26,	June 27,
($ in Millions)	2020	2020
ASSETS

Cash and Cash Equivalents	$10.3	$10.1
Assets Held for Sale	30.3	33.5
Other Current Assets	47.4	40.5
Operating Lease Right-of-Use Assets	100.8	116.4
Property and Equipment, Net	156.2	174.5
Intangible Assets, Net	138.4	148.1
Goodwill	33.9	33.9
Other Non-Current Assets	16.9	17.4

TOTAL ASSETS	$534.2	$574.4

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities Held for Sale	$20.3	$18.7
Other Current Liabilities	151.1	143.0
Other Non-Current Liabilities	51.1	53.1
Lease Liabilities, Current and Non-Current	154.6	201.0
Notes Payable, Current and Non-Current	180.0	169.0
Senior Secured Convertible Credit Facility	169.4	166.4

TOTAL LIABILITIES	726.5	751.2

TOTAL SHAREHOLDERS’ EQUITY	(192.3)	(176.9)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$534.2	$574.3

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MEDMEN ENTERPRISES INC.
UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 26, 2020 AND SEPTEMBER 28, 2019
(Amounts Expressed in United States Dollars)

	Three Months Ended
	September 26,	September 28,
($ in Millions, except for Per Share and Share Amounts)	2020	2019

Revenue	$35.6	$39.7
Cost of Goods Sold	18.8	20.3

Gross Profit	16.8	19.4

Expenses:
Selling, General and Administrative	31.9	59.9
Depreciation and Amortization	8.6	9.5
Other Operating Expenses	(15.6)	1.6

Total Expenses	24.9	71.0

Loss from Operations	(8.1)	(51.6)

Other Expense (Income):
Other Expense, net	0.6	18.0
Interest Expense	11.1	8.2
Interest Income	-	(0.4)

Total Other Expense	11.7	25.8

Loss from Continuing Operations Before Provision for Income Taxes	(19.8)	(77.4)
Provision for Income Tax (Expense) Benefit	(10.3)	(6.0)

Net Loss from Continuing Operations	(30.1)	(83.4)
Net Loss from Discontinued Operations, Net of Taxes	(2.7)	(3.9)

Net Loss	(32.8)	(87.3)

Net Loss Attributable to Non-Controlling Interest	(10.9)	(54.2)

Net Loss Attributable to Shareholders of MedMen Enterprises Inc.	$(21.9)	$(33.1)

Loss Per Share - Basic and Diluted:
From Continuing Operations Attributable to Shareholders of MedMen Enterprises Inc.	$(0.06)	$(0.15)

From Discontinued Operations Attributable to Shareholders of MedMen Enterprises Inc.	$(0.01)	$(0.02)

Weighted-Average Shares Outstanding - Basic and Diluted	423,187,218	191,711,038

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MEDMEN ENTERPRISES INC.
UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
THREE MONTHS ENDED SEPTEMBER 26, 2020 AND SEPTEMBER 28, 2019
(Amounts Expressed in United States Dollars)

	Three Months Ended
	September 26,	September 28,
	2020	2019
($ in Millions)
Net Cash Used in Operating Activities	$(18.2)	$(42.1)
Net Cash Provided by (Used in) Investing Activities	9.7	(13.1)
Net Cash Provided by Financing Activities	8.6	63.7

Net Increase in Cash and Cash Equivalents	0.2	8.5
Cash and Cash Equivalents, Beginning of Period	10.1	33.8

Cash and Cash Equivalents, End of Period	$10.3	$42.2

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MEDMEN ENTERPRISES INC.
NON-GAAP RECONCILIATION
THREE MONTHS ENDED SEPTEMBER 26, 2020 AND SEPTEMBER 28, 2019
(Amounts Expressed in United States Dollars)

	Three Months Ended
	September 26,	September 28,
($ in Millions)	2020	2019

Net Loss from Continuing Operations	$(30.2)	$(83.4)

Add (Deduct) Impact of:
Net Interest and Other Financing Costs	11.1	7.8
Provision for Income Taxes	10.3	6.0
Amortization and Depreciation	12.1	14.1

Total Adjustments	33.5	27.9

EBITDA from Continuing Operations (Non-GAAP)	$3.4	$(55.5)

EBITDA from Continuing Operations (Non-GAAP)	$3.4	$(55.5)

Add (Deduct) Impact of:
Transaction Costs & Restructuring Costs	2.7	1.0
Share-Based Compensation	1.0	6.4
Other Non-Cash Operating Costs	(18.8)	16.2

Total Adjustments	$(15.1)	$23.6

Adjusted EBITDA from Continuing Operations (Non-GAAP)	$(11.7)	$(31.9)

SOURCE: MedMen Enterprises

MEDIA CONTACTS:

Julian Labagh

Email: communications@medmen.com

INVESTOR RELATIONS CONTACT:

Zeeshan Hyder

Chief Financial Officer

Email: investors@medmen.com

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